                                                                  EXHIBIT 10(af)

                      FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of
                                                    ---------
December 14, 1994, is entered into among WYLE LABORATORIES, a California corporation (the "Company"), BANK OF AMERICA ILLINOIS (formerly known as
                  -------
Continental Bank N.A.), NBD BANK N.A., THE BANK OF NEW YORK and NATIONSBANK OF TEXAS, N.A. (together with their respective successors and assigns, collectively called the "Banks" and individually a "Bank"), BANK OF AMERICA ILLINOIS, as
            -----                      ----
agent for the Banks (the "Original Agent") and BANK OF AMERICA NATIONAL TRUST
                          --------------
AND SAVINGS ASSOCIATION, as the successor agent for the Banks (the "Successor
                                                                    ---------
Agent").
-----


                             PRELIMINARY STATEMENTS


     A. The Company, the Banks and the Original Agent have entered into that certain Credit Agreement dated as of December 9, 1993 (the "Credit Agreement";
                                                            ----------------
capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement).

     B. The Company, the Banks, the Original Agent and the Successor Agent wish to amend the Credit Agreement in certain respects, including, without limitation, to increase the commitments of the Banks thereunder to $80,000,000.

     C. In consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, the Banks, the Original Agent and the Successor Agent hereby agree as follows.


SECTION I:  AMENDMENTS TO THE CREDIT AGREEMENT

     1.1.  Amendment to Preamble.
           ---------------------

     The Preamble of the Credit Agreement is hereby amended by deleting "CONTINENTAL BANK N.A. (in its individual capacity, "Continental")" and replacing it with "BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (in its individual capacity, "BofA")."

     1.2.  Amendments to Section 1: Definitions.
           ------------------------------------

           (a) The definition of "Agent" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     Agent means BofA in its capacity as agent for the Banks hereunder and any
     -----
           successor thereto in such capacity.

           (b) The definition of "Alternate Reference Rate" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                Alternate Reference Rate means at any time the higher of (a) the
                ------------------------
           Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by BofA in San Francisco, California, as its "reference rate." (The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change. The Agent will give notice promptly to the Company and the Banks of changes in the Alternate Reference Rate.

           (c) The definition of "Business Day" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                Business Day means any day on which BofA is open for commercial
                ------------
           banking business in San Francisco and, in the case of a Business Day which relates to a Eurodollar Loan, on which dealings are carried on in the London interbank eurodollar market.

           (d) The second sentence of the definition of "Commitment" in Section
     1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: "The amount of each Commitment is set forth on

     Schedule 1 hereto."
     ----------

           (e) The definition of "Continental" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                Continental means BofA Illinois.
                -----------

           (f) The definition of "Eurodollar Rate" in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                Eurodollar Rate means, with respect to any Eurodollar Loan for
                ---------------
           any Interest Period, the rate per annum at which Dollar deposits in immediately available funds are offered to the Agent two Business Days prior to the beginning of such Interest Period by major banks in the London eurodollar market at approximately 11:00 a.m., London time, for delivery on the first day of such Interest Period, for the number of days comprised therein and in an amount equal or comparable to the amount of the Eurodollar Loan of BofA Illinois for such Interest Period.

           (g) The definition of "Federal Funds Rate" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                Federal Funds Rate means, for any day, the rate set forth in the
                ------------------
           weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

           (h) The definition of "Issuing Bank" in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                Issuing Bank means BofA Illinois or with respect to any Letter
                ------------
           of Credit issued by any other Bank designated by BofA Illinois, such other Bank.

           (i) The second sentence of the definition of "Percentage" in Section
     1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: "The Percentage for each Bank is set forth on Schedule
                                                                       --------
     1 hereto."
     -

           (j) The definition of "Termination Date" in Section 1.1 of the Credit Agreement is hereby amended by deleting the date "December 9, 1996" and replacing it with "December 9, 1997."

           (k) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions thereto, which shall be inserted in alphabetical order.

                Applicable Margin means the percentage determined by reference
                -----------------
           to the Leverage Ratio as of the last day of the most recently ended Fiscal Quarter, as follows:

                                  Eurodollar    Facility    Letter of
                 Leverage             Loan         Fee         Credit
                  Ratio              Margin       Margin       Margin
           ------------------     -----------   ---------   ----------
           less than or
           equal to .25 to 1.0     .375%        .15%        .375%

           more than .25 to
           1.0 but less than
           or equal to .3 to 1.0   .40625%     .16875%      .40625%

           more than .3 to 1.0     .4375%      .1875%       .4375%

           The Applicable Margin shall be based on the Leverage Ratio as set forth in the most recent Compliance Certificate, and shall be effective from and including the date the Agent receives such Compliance Certificate to but excluding the date on which the Agent receives the next Compliance Certificate; provided, however, that if
                                                     --------  -------
           Agent does not receive a Compliance Certificate by the date required by Section 10.1.3 the Applicable Margin shall, effective as of such
              --------------
           date, increase to the highest level to but excluding the date the Agent receives such Compliance Certificate. Subject to the foregoing proviso, from the First Amendment Effective Date until the date on which the Agent has received a Compliance Certificate for the quarter ended December 31, 1994, the Borrower's Eurodollar Loan Margin, Facility Fee Margin and Letter of Credit Margin will be .375%, .15% and .375%, respectively.

                BofA - see the Preamble.
                ----           --------

                BofA Illinois means Bank of America Illinois, an Illinois
                -------------
           banking corporation formerly known as Continental Bank.

                Capital means the sum of (i) Debt and (ii) Tangible Net Worth.
                -------

                First Amendment Effective Date means the Effective Date as
                ------------------------------
           defined in that certain First Amendment to Credit Agreement dated as of December 14, 1994 among the Company, the Banks, BofA Illinois, as retiring Agent and BofA, as successor Agent.

                Leverage Ratio means, at any time, the ratio of (i) Debt to (ii)
                --------------
           Capital.

     1.3.  Amendments to Section 2:  Commitments of the Bank, etc.
           -------------------------------------------------------

           (a) Section 2.3 of the Credit Agreement is hereby amended (i) by deleting "Chicago time" in each of the places it appears therein and replacing it with "San Francisco time", (ii) by inserting the following in the second line thereof between the words "notice" and "to", "(which shall, in the case of telephonic notice, be immediately confirmed by facsimile)", and (iii) by deleting "2:00 p.m." and "in Chicago" in the fourth sentence thereof and replacing them with "noon" and "in San Francisco", respectively.

           (b) Section 2.4 of the Credit Agreement is hereby amended by (i) deleting "Chicago time" in each of the places it appears therein and replacing it with "San Francisco time" and (ii) inserting the following between the words "notice" and "to" in the fifth and sixth lines thereof, "(which shall, in the case of telephonic notice, be immediately confirmed by facsimile)".

           (c) The first sentence of Section 2.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                BofA Illinois shall be the Issuing Bank with respect to each Letter of Credit, unless each of the Company, BofA Illinois and another Bank designate such other Bank to be the Issuing Bank with respect to any Letter of Credit, in which case such other Bank shall be the Issuing Bank with respect to such Letter of Credit.

           (d) Section 2.11 of the Credit Agreement is hereby amended by deleting "Chicago time" in each of the places it appears therein and replacing it with "San Francisco time".

           (e) Section 2.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                2.15  Transfer Instructions.  All funds to be transferred to
                      ---------------------
           Agent shall be wire transferred in
           immediately available funds to the Agent's Account No. 12338-14365, re: Wyle Laboratories, Attention: Agency Management Services #5596, maintained at BofA, ABA no. 1210-00358, with the purpose of the payment indicated, or shall be transferred as the Agent may otherwise request from time to time.

     1.4.  Amendments to Section 4:  Interest.
           ----------------------------------

           (a) Clause (b) of Section 4.1 of the Credit Agreement is hereby amended by deleting "plus three eighths of one percent 3/8%)" and replacing it with "plus the Applicable Margin for Eurodollar Loans."

           (b) Section 4.3 of the Credit Agreement is hereby amended by deleting "Chicago time" and replacing it with "San Francisco time".

     1.5.  Amendments to Section 5:  Fees.
           ------------------------------

           (a) The first sentence of Section 5.1 of the Credit Agreement is hereby amended by deleting the figure "0.1875%" and replacing it with "the Applicable Margin for Facility Fees."

           (b) Clause (a) of Section 5.2 of the Credit Agreement is hereby amended by deleting the figure "0.375%" and replacing it with "the Applicable Margin for Letter of Credit Fees."

     1.6.  Amendment to Section 6:  Reduction or Termination of the Commitments;
           ---------------------------------------------------------------------
           Prepayments.
           -----------

           Section 6.2 of the Credit Agreement is hereby amended by deleting "Chicago time" in each of the places it appears therein and replacing it with "San Francisco time".

     1.7.  Amendment to Section 7:  Making and Proration of Payments; Setoff;
           ------------------------------------------------------------------
           Taxes.
           -----

           The first sentence of Section 7.1 of the Credit Agreement is hereby amended (i) by deleting "in Chicago" and replacing it with "in San Francisco" and (ii) by deleting "Chicago time" and replacing it with "San Francisco time".

     1.8.  Amendments to Section 10:  Covenants.
           ------------------------------------

           (a) Section 10.1 of the Credit Agreement is hereby amended by deleting the introductory phrase "Furnish to each Bank" and replacing it with "Furnish to the Agent and each Bank."

     (b) Section 10.6.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

           10.6.1  Minimum Tangible Net Worth.  Not permit Tangible Net Worth at
                   --------------------------
           any time to be less than $145,000,000, plus 75% of Consolidated Net Income for each Fiscal Quarter (beginning with the Fiscal Quarter ended December 31, 1994) in which such Consolidated Net Income is greater than zero, plus the net proceeds of any equity securities issued by the Company or any Subsidiary after the Effective Date minus up to $15,000,000 in the aggregate paid by the Company for the purchase or redemption of its common stock on or after September 30, 1994.

           (c) Section 10.6.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

           10.6.2  Maximum Leverage.  Not permit the Leverage Ratio to exceed
                   ----------------
           .35 to 1 at any time.

           (d) Section 10.6.3 of the Credit Agreement is hereby amended in its entirety to read as follows:

           10.6.3  Minimum Fixed Charge Coverage.  Not permit the ratio of (i)
                   -----------------------------
           the sum of Consolidated Net Income before deducting Interest Expense, income taxes and lease payments for any Computation Period, minus all interest income included in Consolidated Net Income for such Computation Period, plus, for the Fiscal Quarter ended September 30, 1994, $14,610,934, to (ii) all Interest Expense for such Computation Period plus all lease payments for such Computation Period, to be less than (x) if the last date of such Computation Period is prior to June 1, 1995, 2.00 to 1 or (y) if the last date of such Computation Period is on or after June 1, 1995, 2.25 to 1, for any Computation Period.

           (e) The proviso to Section 10.8 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

           provided that the Company may purchase or redeem its capital stock
           --------
           for not more than fair market value and may pay dividends on its common stock so long as the aggregate amount paid by the Company for such purchases, redemptions and dividends on or after July 31, 1993 shall not exceed the sum of (i) $15,000,000 plus (ii) 50% of Consolidated Net Income for each Fiscal Quarter (beginning with the

           Fiscal Quarter ended October 31, 1993) in which such Consolidated Net Income is greater than zero minus (iii) 100% of Consolidated Net Income for each Fiscal Quarter (beginning with the Fiscal Quarter ended October 31, 1993) in which such Consolidated Net Income is less than zero (exclusive of $14,610,934 of losses recorded by the Company in the Fiscal Quarter ended September 30, 1994), in each case so long as no Event of Default or Unmatured Event of Default has occurred and is continuing or would occur as a result thereof.

           (f) Section 10.9 of the Credit Agreement is hereby amended by inserting the following proviso immediately prior to the end thereof:

           provided, further that notwithstanding the provisions of this Section
           --------  -------                                             -------
           10.9, the Company may sell its Scientific Services & Systems Group on
           ----
           the terms set forth in the asset purchase agreement dated October 5, 1994.

           (g) The first sentence of Section 10.19 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

           Not, and not permit its Subsidiaries to, make or commit to make Capital Expenditures in any Fiscal Year in excess of 225% of the amount expended as depreciation in determining Consolidated Net Income from continuing operations for the immediately preceding Fiscal Year; provided that Capital Expenditures by the Company of up
                        --------
           to $18,000,000 to acquire and equip a new warehouse facility for the purpose of centralizing its warehouse operations shall not be included in determining compliance with this covenant.

     1.9.  Amendment to Section 13:  The Agent.
           -----------------------------------

     Section 13.7 of the Credit Agreement is hereby amended by deleting "Chicago time" and replacing it with "San Francisco time".

     1.10. Amendment to Section 14:  General.
           ---------------------------------

           The first parenthetical clause in the first sentence of Section 14.6 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

           (including the fees and charges of counsel for the Agent, including, without limitation, all allocated costs of the Agent's internal counsel, and of local counsel, if any, who may be retained).

     1.11. Amendment to Schedules.
           ----------------------

     There shall be added to the Credit Agreement a new Schedule 1 in the form attached to this Amendment as Schedule 1.


SECTION II:  CONDITIONS TO EFFECTIVENESS

     2.1.  Conditions.  This Amendment shall be and become effective on such
           ----------
date (the "Effective Date") when all of the conditions set forth below shall
           --------------
have been satisfied.

           (a) The Successor Agent shall have received executed originals of this Amendment from the Company, each Bank, the Original Agent and the Successor Agent.

           (b) The Successor Agent shall have received a certificate, dated the Effective Date, of the Secretary or any Assistant Secretary of the Company as to resolutions of the Board of Directors of the Company authorizing this Amendment and the transactions contemplated hereby.

           (c) The Successor Agent shall have received a waiver letter from The Prudential Insurance Company of America confirming that Wyle Distribution Group - Santa Clara, Inc. may unconditionally guarantee all obligations of the Company under the Credit Agreement as amended hereby (the "Amended
                                                                    -------
     Agreement").
     ---------

           (d) The Successor Agent shall have received an affirmation letter in substantially the form attached hereto as Exhibit A from Wyle Distribution
                                               ---------
     Group - Santa Clara, Inc. (the "Guaranty Affirmation").
                                     --------------------

           (e) The Successor Agent shall have received the opinion of Stephen Natcher, Vice President - Administration, General Counsel and Secretary of the Company substantially in the form attached hereto as Exhibit B.
                                                              ---------

           (f) The Successor Agent shall have received from the Company, for distribution to the Banks in accordance with their Percentages, an amendment fee in the amount of $32,000.

           (g) The Successor Agent shall have received replacement promissory notes from the Company reflecting each bank's new Commitment.

           (h) All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Successor Agent and its counsel; and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Agent and its counsel.

     2.2.  Termination.  If the Effective Date shall not have occurred on or
           -----------
prior to December 23, 1994, the agreements of the parties contained in this Amendment shall terminate effective immediately on such date and without any further action.


SECTION III:  COMPANY'S REPRESENTATIONS AND WARRANTIES

     In order to induce the Successor Agent and the Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Company represents and warrants to the Successor Agent and the Banks that the following statements are true, correct and complete:

     3.1.  Organization and Powers.  The Company has all requisite corporate
           -----------------------
power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Agreement.

     3.2.  Authorization; No Conflict.  The execution and delivery by the
           --------------------------
Company of this Amendment and the performance by the Company of its obligations under the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Company (including any necessary stockholder action), have received all necessary governmental approval (if any shall be required), and do not and will not (i) violate any provision of law or any order, decree or judgment of any court or other government authority or agency which is binding on the Company, (ii) contravene or conflict with, or result in a breach of, any provision of the Articles of Incorporation, By-Laws or other organizational documents of the Company or of any material agreement, indenture, instrument or other document which is binding on the Company or (iii) result in, or require, the creation or imposition of any Lien on any property of the Company (except Liens in favor of the Agent and the Banks as provided in the Amended Agreement), except in those instances in which such violation or breach would not be reasonably expected to materially adversely affect either (i) the financial condition, operations, assets, business, properties or, to the knowledge of the Company, prospects of the Company and its Subsidiaries taken as a whole or (ii) the ability of the Loan Parties to perform their obligations under the Loan Documents. This Amendment has been duly executed and delivered by the Company.

     3.3.  Binding Obligation.  This Amendment and the Amended Agreement are the
           ------------------
legally valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles.

     3.4.  Incorporation of Representations and Warranties from Credit
           -----------------------------------------------------------
Agreement. The representations and warranties contained in Section 9 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Effective Date, to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date.

     3.5.  Absence of Default.  After giving effect to the terms of this
           ------------------
Amendment, there does not exist any Event of Default or Unmatured Event of Default.


Section IV:  MISCELLANEOUS

     4.1.  Reference to and Effect on the Credit Agreement.
           -----------------------------------------------

           (a) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the Notes and the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Amended Agreement.

           (b) Notwithstanding the provisions of Section 13.8 of the Credit Agreement, on and as of the Effective Date, the resignation of the Original Agent shall be effective and the Successor Agent shall become the Agent for all purposes of the Credit Agreement. By their execution of this Amendment, each Bank and the Company acknowledge and confirm (i) the appointment of the Successor Agent as the Agent under the Credit Agreement,
     (ii) that the Successor Agent shall succeed to and become vested with all rights, powers, privileges and duties of the Original Agent, and (iii) that the Original Agent shall be discharged from all further duties and obligations under the Credit Agreement and the provisions of Section 13 of the Credit Agreement shall inure to the benefit of Original Agent as to any actions taken or omitted to be taken by it while it was the Agent under the Credit Agreement.

           (c) On and after the Effective Date, each reference in Credit Agreement, the Notes and the other Loan Documents to "Continental, as Agent", the "Agent" or words of like import shall mean and be a reference to "BofA, as Agent". On and after the Effective Date, each reference in the Credit Agreement, the Notes and the other Loan Documents to "Continental" in any capacity other than as Agent, shall mean and be a reference to "BofA Illinois".

           (d) Except as specifically amended by this Amendment, the Credit Agreement, the Notes and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed.

           (e) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Banks under, the Credit Agreement, the Notes or any other Loan Document.

     4.2.  Execution in Counterparts; Effectiveness.  This Amendment may be
           ----------------------------------------
executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     4.3.  Notices.  Except as otherwise provided in the Credit Agreement, all
           -------
notices under the Credit Agreement shall be in writing (including, without limitation, facsimile transmission) and shall be sent to the applicable party at its address shown below its signature hereto or at such other address as such party may, by written notice received by the other party, have designated as its address for such purpose.

     4.4.  Governing Law.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND SHALL
           -------------
BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     4.5.  Waiver of Jury Trial.  EACH OF THE COMPANY, THE ORIGINAL AGENT, THE
           --------------------
SUCCESSOR AGENT AND EACH BANK HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AMENDMENT, THE AMENDED AGREEMENT, ANY LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE

FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     4.6.  Headings.  Section headings in this Amendment are included herein for
           --------
convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substance or effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                             WYLE LABORATORIES


                             By  /s/ R. Van Ness Holland, Jr.
                                ______________________________
                                     R. Van Ness Holland, Jr.
                             Title:  Executive Vice President
                                     ________________________

                             15370 Barranca Parkway
                             Irvine, California  92718
                             Attention:   R. Van Ness Holland, Jr.
                             Telephone:   (714) 753-9953
                             Facsimile:   (714) 753-9908


                             BANK OF AMERICA ILLINOIS, as Original Agent and as a Bank


                             By      /s/ Mark F. Milner
                                ______________________________
                                         Mark F. Milner
                             Title:      Managing Director
                                     ________________________

                             Credit Products - 5618
                             555 South Flower Street
                             11th Floor
                             Los Angeles, California  90071
                             Attention:   Ms. Ruth Z. Edwards
                             Telephone:   (213) 228-2678
                             Facsimile:   (213) 228-2756

                             BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                             ASSOCIATION, as Successor Agent


                             By     /s/ Charles D. Graber
                               ______________________________
                                        Charles D. Graber
                               Title:   Vice President
                                     ________________________

                             1455 Market Street, 13th Floor
                             San Francisco, California  94103
                             Attention:   Mr. Charles D. Graber
                             Telephone:   (415) 953-4624
                             Facsimile:   (415) 622-4894


                             NBD BANK, N.A.


                             By     /s/ Curtis A. Price
                               ______________________________
                                        Curtis A. Price
                               Title:   Vice President
                                     ________________________

                             611 Woodward Avenue
                             Detroit, Michigan  49226
                             Attention:   Curtis A. Price Vice President
                             Telephone:  (313) 225-4387
                             Facsimile:  (313) 225-2649


                             THE BANK OF NEW YORK


                             By     /s/ Rebecca Kyman
                               ______________________________
                                        Rebecca Kyman
                               Title:   Assistant Vice President
                                     ________________________


                             10990 Wilshire Blvd.
                             Suite 1700
                             Los Angeles, California  90024
                             Attention:  Rebecca Kyman
                             Telephone:  (310) 996-8650
                             Facsimile:  (310) 996-8667

                             NATIONSBANK OF TEXAS, N.A.


                             By      /s/ Michele Shafroth
                                ______________________________
                                         Michele Shafroth
                               Title:    Senior Vice President
                                     ________________________

                             444 South Flower Street
                             Suite 1500
                             Los Angeles, California  90071
                             Attention:   Michele Shafroth
                                          Senior Vice President
                             Telephone:  (213) 236-4907
                             Facsimile:  (213) 624-5815

                                  Schedule 1
                                  ----------


Bank                            Loan Commitment   Percentage
-----------------------------   ---------------   -----------

Bank of America Illinois            $24,000,000           30%

NationsBank of Texas, N.A.          $24,000,000           30%

NBD Bank, N.A.                      $16,000,000           20%

The Bank of New York                $16,000,000           20%

                                                                       EXHIBIT A



                               December 14, 1994



Bank of America National Trust
  and Savings Association, as Agent and each of the Banks party to the hereinafter-defined Credit Agreement


       Re:  First Amendment to Credit Agreement

Ladies and Gentlemen:

       The undersigned has previously executed and delivered a Subsidiary Guaranty dated as of December 9, 1993 (the "Guaranty") of the obligations of
                                            --------
Wyle Laboratories (the "Company") to you under the terms of that certain Credit
                        -------
Agreement dated as of December 9, 1993 (the "Credit Agreement") and the Loan
                                             ----------------
Documents (as defined in the Credit Agreement) executed in connection therewith.

       The undersigned is familiar with, and has consented to, that certain First Amendment to Credit Agreement of even date herewith among you and the Company (the "Amendment"). This letter will evidence the undersigned's approval
              ---------
of the terms of the Amendment and will confirm the undersigned's understanding that the Guaranty remains in full force and effect. We understand that you have entered into the Amendment in reliance upon the continued effectiveness of the Guaranty.

                                    Very truly yours,

                                    WYLE DISTRIBUTION GROUP -SANTA CLARA, INC.



                                    By  /s/ R. Van Ness Holland, Jr.
                                       ------------------------------
                                            R. Van Ness Holland, Jr.
                                    Its:    Executive Vice President
                                        -----------------------------